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 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act Ex-99.906.CERTS

I, J. Alan Reid, President & Director of Forward Funds, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  3/9/2004                        /s/ J. Alan Reid
     --------------------              -----------------------------------------
                                       J. Alan Reid, President & Director

I, John P. McGowan, Treasurer of Forward Funds, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  3/9/2004                        /s/ John P. McGowan
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                                       John P. McGowan, Treasurer